Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499
June 23, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D Merrill Lynch IRA Annuity — Registration No. 333-91098 Merrill Lynch Investor Choice — IRA Series — Registration No. 333-119364
Commissioners:
Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual and semi-annual reports for the period ended March 31, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:
ANNUAL REPORT MAILINGS:
American Century Equity Income Fund, SEC No. 811-07820
The American Funds - The EuroPacific Growth Fund, SEC No. 811-03734
BlackRock Value Opportunities Fund, Inc., SEC No. 811-02809
PIMCO Funds: Pacific Investment Management Series, SEC No. 811-08399:
     Low Duration Fund
     Total Return Fund
     Real Return Fund
     CommodityRealReturn Strategy Fund
Van Kampen Equity Trust - Van Kampen Aggressive Growth Fund, SEC No. 811-04805
SEMI-ANNUAL REPORT MAILINGS:
Columbia Marsico Growth Fund, SEC No. 811-09645
BlackRock Total Return Fund, SEC No. 811-02857
Oppenheimer Global Fund, SEC No. 811-01810
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their annual and semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8121.
Very truly yours,
/s/ Darin Smith
Darin Smith
General Counsel